Risks and Concentration	12 Months Ended
Mar. 31, 2026
Risks and Uncertainties [Abstract]
Risks and Concentration

3 RISKS AND CONCENTRATION

(a)
Concentration of credit risk

Assets that potentially subject the Group to significant concentrations of credit risk primarily consist of cash and cash equivalents, restricted cash, short-term investments, loan receivables, deposits, accounts receivable, other receivables and amounts due from related parties. The maximum exposure of such assets to credit risk is their carrying amounts as of the balance sheet dates. As of March 31, 2025 and 2026, all of the Group’s cash and cash equivalents, restricted cash, and short-term investments were held with major financial institutions located in the PRC and Hong Kong which management believes are of high credit quality. The Group believes that the risk of failure of any of these PRC banks is remote. Loan receivables are derived from loan to merchants and consumers in the PRC. The risk with respect to loan receivable is mitigated by credit evaluations the Group performs on merchants and consumers and its ongoing monitoring process of outstanding balances. Account receivables are typically unsecured and are generally derived from revenue earned from technology services. The Group has not experienced any significant recoverability issue with respect to its accounts receivable and other receivables included in prepayments, receivables and other current and non-current assets, amounts due from related parties. The Group assesses the creditworthiness of each customer when providing services and requires the customers to make advance payments or a deposit before the services are rendered. With respect to advances to service suppliers, rental deposits and amounts due from related parties, the Group performs on-going credit evaluations of the financial condition of these counterparties. The following table summarizes customers with greater than 10% of the accounts receivables:

	As of March 31,
	2025	2026

Customer A	39%	*
Customer B	23%	*
Customer C	*	31%
Customer D	*	21%

(b)
Concentration of customers and suppliers

The following table summarizes customers with greater than 10% of total revenue of the Group:

	For the year ended March 31,
	2024	2025	2026

Customer B	*	12%	*
Customer A	*	11%	*

There were no suppliers whose purchases individually represent greater than 10% of the total purchases of the Group for the years ended March 31, 2024, 2025 and 2026.

(c)
Foreign currency exchange rate risk

The Group is exposed to foreign currency exchange rate risk, which mainly affects the monetary assets denominated in the currencies other than the functional currencies of the respective entities. For the years ended March 31, 2024, 2025 and 2026, such affected monetary assets primarily included cash and cash equivalents denominated in US$. In July 2005, the PRC government changed its decades-old policy of pegging the value of the RMB to the US$, and the RMB appreciated more than 20% against the US$ over the following three years. Between July 2008 and June 2010, this appreciation halted and the exchange rate between the RMB and the US$ remained within a narrow band. Since June 2010, the RMB has fluctuated against the US$, at times significantly and unpredictably. The depreciation of the RMB against the US$ was approximately 1.2% between March 31, 2024 and 2025 and the appreciation of the RMB against the US$ was approximately 3.6% between March 31, 2025 and 2026. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.